                                                                    EXHIBIT 10.2

                              TENFOLD CORPORATION

                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------

     This Series B Preferred Stock Purchase Agreement (the "Agreement") is made as of the 24th day of November, 1997 by and between TenFold Corporation, a Delaware corporation (the "Company") and Winter Harbor, L.L.C., a Delaware limited liability company. (the "Purchaser").

     The parties hereby agree as follows:

     1.   PURCHASE AND SALE OF PREFERRED STOCK.

          1.1  Sale and Issuance of Series B Preferred Stock.
               ---------------------------------------------

               (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) the Second Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the "Restated Certificate").
---------

               (b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to the Purchaser at the Closing 3,340,330 shares of Series B Convertible Preferred Stock for the aggregate purchase price of $7,014,693.00. The shares of Series B Convertible Preferred Stock issued to the Purchaser pursuant to this agreement shall hereinafter be referred to as the "Stock."

          1.2  Closing; Delivery.
               -----------------

               (a) The purchase and sale of the Stock shall take place at the offices of the Company's counsel at 10 a.m. Eastern Standard Time, on November 24, 1997, or at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to the Purchaser a certificate registered in the name of the Purchaser representing the Series B Convertible Preferred Stock being purchased thereby against payment of the purchase price therefor. The Company and the Purchaser shall take such additional actions and execute and deliver such additional agreements and other instruments and documents as necessary or appropriate to effect the transactions contemplated by this Agreement in accordance with its terms. If at the Closing any of the conditions specified in Section 4 shall not have been fulfilled, the Purchaser shall, at its election, be relieved of all of its obligations under this Agreement without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment.

     2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents, warrants and covenants to the Purchaser that, except as set forth on the Schedule of Exceptions dated November 24, 1997, previously delivered to the Purchaser (the "Schedule of Exceptions"), which exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          2.2  Capitalization. The authorized capital of the Company consists,
               --------------
or will consist, immediately prior to the Closing, of:

               (a) Six Million Two Hundred Sixty-one Thousand One Hundred Twenty-nine (6,261,129) shares of Preferred Stock, of which Two Million Nine Hundred Twenty Thousand Seven Hundred Ninety-nine (2,920,799) shares have been designated Series A Convertible Preferred Stock, all of which are issued and outstanding and Three Million Three Hundred Forty Thousand Three Hundred Thirty (3,340,330) shares have been designated Series B Convertible Preferred Stock, none of which are issued or outstanding. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Certificate. All of the outstanding shares of Preferred Stock have been duly authorized and fully paid, are nonassessable and were issued in compliance with all applicable Federal and state securities laws.

               (b) Fourty-four (44,000,000) shares of Common Stock, Twenty-three Million Five Hundred Sixty-three Thousand Seven Hundred Four (23,563,704) shares of which are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable Federal and state securities laws. The Company has reserved Two Million Nine Hundred Twenty Thousand Seven Hundred Ninety Nine (2,920,799) shares of Common Stock for issuance upon conversion of the Series A Convertible Preferred Stock and Three Million, Three Hundred Forty Thousand Three Hundred Thirty (3,340,330) shares of Common Stock for issuance upon conversion of the Series B Convertible Preferred Stock.

               (c) The Company has reserved Eight Million (8,000,000) shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 1993 Flexible Stock Incentive Plan duly adopted by the Board of Directors and approved by the Company's stockholders (the "Stock Plan"). Of such reserved shares of Common Stock, options for the purchase of 494,000 shares were exercised, options to purchase 3,519,000 are outstanding, options for the purchase of 737,000 shares have been approved for grant by the Board of Directors subject to regulatory approval by the State of California and

3,250,000 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan.

          (d) Except as set forth in the Schedule of Exceptions, described in this Section 2.2 or provided in this Agreement, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

          (e) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing the Restated Certificate in the form attached hereto as Exhibit A.
                        ---------

          (f) Included in the Schedule of Exceptions is a true and complete list of the stockholders of the Company, showing the number of shares of Common Stock or Preferred Stock held by each stockholder as of the date of this Agreement. Except as provided in this Agreement and in the Schedule of Exceptions, there are no agreements, written or oral, between the Company and any holder of its capital stock, or, to the best of the Company's knowledge, among any holders of its capital stock, relating to the acquisition (including without limitation rights of first refusal or preemptive rights), disposition, registration under the Securities Act, or voting of the capital stock of the Company.

     2.3  Subsidiaries.  The Company does not currently own or control,
          ------------
directly or indirectly, any interest in any other corporation, association, or other business entity.

     2.4  Authorization.  All corporate action on the part of the Company, its
          -------------
officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Amended and Restated Investor's Rights Agreement, in the form attached hereto as Exhibit B (the "Investors'
                                          ---------
Rights Agreement"), Amended and Restated Voting Agreement in the form attached hereto as Exhibit C (the "Voting Agreement") and the Amended and Restated Co-
          ---------
Sale Agreement in the form attached hereto as Exhibit D ( the "Co-Sale
                                              ---------
Agreement"), the Indemnity Agreement between the Company and the director nominated by Winter Harbor in the form attached hereto as Exhibit E (the
                                                          ---------
"Indemnity Agreement" and with this Agreement, the Investors' Rights Agreement, the Voting Agreement, and the Co-Sale Agreement, collectively, the "Agreements"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Stock and the Common Stock issuable upon conversion of the Stock has been taken or will be taken prior to the Closing, and the Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Investor's Rights Agreement may be limited by applicable federal or state securities laws.

          2.5  Valid Issuance of Securities.  The Series B Convertible Preferred
               ----------------------------
Stock that is being issued to Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, Section 1.14 of the Investors' Rights Agreement, and applicable state and Federal securities laws. Based in part upon the representations of the Purchaser in this Agreement and subject to the provisions of Section 2.6 below, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series B Preferred Stock purchased hereunder has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, Section 1.14 of the Investors' Rights Agreement and applicable Federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

          2.6  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any Federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable state securities laws and Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

          2.7  Litigation.  There is no action, suit, proceeding or
               ----------
investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries, nor is the Company aware that there is any basis for the foregoing. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate.

          2.8  Patents and Trademarks.  To its knowledge, the Company owns or
               ----------------------
possesses sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes (collectively, the "Intellectual Property Rights") necessary for its business as now conducted and as proposed to be conducted. To its knowledge, the Company has not violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution or delivery of this

Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

          2.9  Compliance with Other Instruments.
               ---------------------------------

               (a) The Company is not in violation or default of any provisions of its Restated Certificate or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

               (b) To its knowledge, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any Intellectual Property Right the loss of which would reasonably be expected to have or does have a material adverse effect upon the business, prospects, financial condition or results of operation of the Company.

          2.10 Agreements; Action.  The Schedule of Exceptions sets forth a list
               ------------------   --------------------------
of all material agreements or commitments of any nature to which the Company is a party or by which it is bound, including without limitation:

               (a) Agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

               (b) Agreements, understandings, instruments, contracts or proposed transactions to which the Company or any of its subsidiaries is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its subsidiaries in excess of, $50,000, (ii) any agreement relating to the Intellectual Property Rights (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products and (iv) all employment and consulting agreements.

          2.11 Absence of Liabilities; Other Agreements
               ----------------------------------------

          (a) Neither the Company nor any of its subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $50,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

          (b) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Certificate or Bylaws, that adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

          (c) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations, (ii) with any representative of any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or
(iii) regarding any other form of liquidation, dissolution or winding up of the Company.

     2.12 Disclosure.  The Company has fully provided the Purchaser with all the
          ----------
information which such Purchaser has requested for deciding whether to acquire the Stock. To the Company's knowledge, no representation or warranty of the Company contained in this Agreement and the exhibits attached hereto, any certificate furnished or to be furnished to the Purchaser at the Closing (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     2.13 No Conflict of Interest.  The Company is not indebted, directly or
          -----------------------
indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or, to the best of the Company's knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded companies that may compete with the Company. To the best of the Company's knowledge, none of the Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          2.14 Rights of Registration and Voting Rights.  Except as contemplated
               ----------------------------------------
in the Investors' Rights Agreement the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. To the Company's knowledge, except as contemplated in the Voting Agreement and the First Amended and Restated Voting Agreement dated March 4, 1997, among and between the Company, Jeffrey C. Walker, the Walker Children's Trust and Gary D. Kennedy, no stockholders of the Company have entered into any agreements with respect to the voting of capital shares of the Company.

          2.15 Private Placement.  Subject in part to the truth and accuracy of
               -----------------
the Purchaser's representations set forth in this Agreement, the offer sale and issuance of the Stock as contemplated by this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

          2.16 Title to Property and Assets.  The Company owns its property and
               ----------------------------
assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

          2.17 Employee Benefit Plans.  The Company does not have any Employee
               ----------------------
Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

          2.18 Tax Returns and Payments.  The Company has filed all tax returns
               ------------------------
and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

          2.19 Insurance.  The Company has in full force and effect fire and
               ---------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company maintains valid policies of workers compensation insurance.

          2.20 Labor Agreements and Actions.  The Company is not bound by or
               ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company.
To its
knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

          2.21 Proprietary Information and Inventions Agreements.  Each
               -------------------------------------------------
employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form attached as Exhibit H. The Company, after reasonable investigation,
                        ---------
is not aware that any of its employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation. All consultants to or vendors of the Company with access to confidential information of the Company are parties to a written agreement substantially in the form or forms provided to counsel for the Purchaser under which, among other things, each such consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company. The Company, after reasonable investigation, is not aware that any of its consultants or vendors are in violation thereof, and the Company will use its best efforts to prevent any such violation.

          2.22 Permits.  The Company and each of its subsidiaries has all
               -------
franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes that it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          2.23 Corporate Documents.  The Restated Certificate and Bylaws of the
               -------------------
Company are in the form provided to counsel for the Purchaser. The copy of the minute books of the Company provided to Purchaser' counsel contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

          2.24 Real Property Holding Corporation.  The Company is not a United
               ---------------------------------
States real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and Section 1.897-2(c) of the Regulations promulgated thereunder.

          2.25 Financial Statements.  The Company has made available to the
               --------------------
Purchaser its unaudited financial statements (including balance sheet and income statement) as of, and for the nine months ended, September 30, 1997 (collectively, the "Financial Statements"). The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, and have been prepared in accordance with generally accepted accounting principles consistently applied, except that the Financial Statements have been prepared for the internal use of management and may not be in accordance with generally accepted accounting principles because of the absence of footnotes and are subject to normal year-end audit adjustments which in the aggregate will not be material. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities paid or incurred in the ordinary course of business subsequent to September 30, 1997 and (ii) obligations under contracts and commitments incurred in the ordinary course of business, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company.

     2.26 Changes.  Since September 30, 1997 there has not been:
          -------

          (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

          (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

          (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

          (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

          (e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

          (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

          (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

          (h) any resignation or termination of employment of any officer or key employee of the Company; and the Company, to the best of its knowledge, does not know of any impending resignation or termination of employment of any such officer or key employee;

          (i) receipt of notice that there has been a loss of, or order cancellation by, any major customer of the Company;

          (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its properties or assets, except liens for taxes not yet due or payable;

               (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

               (1) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company; or

               (m) any arrangement or commitment by the Company to do anything described in this Section 2.26.

     3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. The Purchaser hereby represents and warrants to the Company that:

          3.1  Authorization.  The Agreements, when executed and delivered by
               -------------
the Purchaser will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or
(b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
the Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Stock (or Common Stock issuable upon conversion thereof) to be acquired by will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any-contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock (or the Common Stock issuable upon conversion thereof). The Purchaser represents that it has full power and authority to enter into this Agreement.

          3.3  Disclosure of Information.  Without in any way limiting the
               -------------------------
representations and warranties of the Company set forth herein, the Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and has had an opportunity to review the Company's facilities.

          3.4  Restricted Securities.  The Purchaser understands that the Stock
               ---------------------
(and the Common Stock issuable upon conversion thereof) has not been, and subject to the Purchasers rights under the Investors' Rights Agreement will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser's representations as expressed herein. The Purchaser understands that the Stock (and the Common Stock issuable upon conversion thereof) are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Stock (and the Common Stock issuable upon conversion thereof) may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser acknowledges that the Stock (and the Common Stock issuable upon conversion thereof) must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including a requirement that the securities be held prior to resale for the applicable holding periods specified in the rule, the existence of a public market for the shares, and, in some cases, the availability of certain current public information about the Company, compliance with the manner of sale requirements of the rule, and the number of shares being sold during any three-month period not exceeding specified limitations.

          3.5  No Public Market.  The Purchaser understands that no public
               ----------------
market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Stock or the underlying Common Stock.

          3.6  Legends.  The Purchaser understands that the Stock (and the
               -------
Common Stock issuable upon conversion thereof), and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

               (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

          3.7  Accredited Investor.  The Purchaser is an accredited investor as
               -------------------
defined in Rule 501(a) of Regulation D promulgated under the Act.

     4. CONDITIONS OF PURCHASER'S OBLIGATIONS AT CLOSING. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          4.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          4.2  Performance.  The Company shall have performed and complied with
               -----------
all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing.

          4.3  Compliance Certificate.  The President of the Company shall
               ----------------------
deliver to the Purchaser at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

          4.4  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

          4.5  Opinion of Company Counsel.  The Purchaser shall have received
               --------------------------
from Venture Law Group, A Professional Corporation, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit G.
                                                               ---------

          4.6  Board of Directors.  As of the Closing, the Board shall be
               ------------------
increased to five members and be comprised of Jeffrey L. Walker, Gary D. Kennedy and Robert Felton with two vacancies. One such vacancy to be filled by a director to be nominated by Winter Harbor and one such vacancy to be filled by an individual not affiliated with the Company, each of whom will have entered into, or will be given the opportunity to enter into upon their appointment to the Board, an indemnification agreement with the Company in the form attached hereto as Exhibit E.
          ---------

          4.7  Investors' Rights Agreement.  The Company, the Purchaser  and the
               ---------------------------
other parties thereto shall have executed and delivered the Investors' Rights Agreement in substantially the form attached as Exhibit B.
                                                ---------

          4.8  Voting Agreement.  The Company, the Purchaser and the other
               ----------------
parties thereto shall have executed and delivered the Voting Agreement in substantially the form attached as Exhibit C.
                                   ---------

          4.10 Restated Certificate.  The Company shall have filed the Restated
               --------------------
Certificate with the Secretary of State of Delaware on or prior to the Closing Date, which shall continue to be in full force and effect as of the Closing Date.

          4.11 Co-Sale Agreement.  The Company, the Purchaser and the other
               -----------------
parties thereto shall have executed and delivered the Co-Sale Agreement in substantially the form attached hereto as Exhibit D.
                                          ---------

     5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  Performance.  All covenants, agreements and conditions contained
               -----------
in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

          5.3  Investors' Rights Agreement.  The Purchaser shall have executed
               ---------------------------
and delivered the Investors' Rights Agreement in substantially the form attached as Exhibit B.
   ---------

          5.4  Voting Agreement.  The Purchaser shall have executed and
               ----------------
delivered the Voting Agreement in substantially the form attached as Exhibit C.
                                                                     ---------

          5.5  Co-Sale Agreement.  The Purchaser shall have executed and
               -----------------
delivered the Co-Sale Agreement in substantially the form attached hereto as Exhibit D.
---------

     6.   MISCELLANEOUS.

          6.1  Survival of Warranties.  Unless otherwise set forth in this
               ----------------------
Agreement, the warranties, representations and covenants of the Company and Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          6.2  Transfer; Successors and Assigns.   The terms and conditions of
               --------------------------------
this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.3  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          6.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          6.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.6  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as subsequently modified by written notice, and (a) if to the Company, with a copy to:

               Donald M. Keller, Jr.
               Venture Law Group
               A Professional Corporation
               2800 Sand Hill Road
               Menlo Park, CA 94205
               Telephone: (415) 854-4488
               Facsimile: (415) 854-1121

or (b) if to the Purchaser, with a copy to:

               Ralph W. Hardy, Jr.
               Dow, Lohnes & Albertson, PLLC
               1200 New Hampshire Avenue, N.W.
               Suite 800
               Washington, D.C.  20036
               Telephone:  (202) 776-2000
               Facsimile:   (202) 776-2222

          6.7  Finder's Fee.  Each party represents that it neither is nor will
               ------------
be obligated for any finder's fee or commission in connection with this transaction. The Purchaser agree to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of their officers, employees, or representatives are responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          6.8  Expenses.  Each party shall bear its own costs on expenses;
               --------
provided, however, that the Company shall pay the reasonable fees of the counsel for the Purchaser, incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby, provided such fees do not exceed Ten Thousand Dollars ($10,000).

          6.9  Attorney's Fees.  If any action at law or in equity (including
               ---------------
arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.10 Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended with the written consent of the Company and the holders of at least a majority of the Common Stock issued or issuable upon conversion of the Stock. Any amendment or waiver effected in accordance with this Section 6.10 shall be binding upon the Purchaser and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

          6.11 Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          6.12 Delays or Omissions.  No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any holder of any of the Stock, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          6.13 Entire Agreement.  This Agreement, and the documents referred to
               ----------------
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

          6.14 Confidentiality.  Each party hereto agrees that, except with the
               ---------------
prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this

Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder. The provisions of this Section 6.15 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

[Signature Pages Follow]

  The parties have executed this Series B Preferred Stock Purchase Agreement as of the date first written above.

                         COMPANY:

                         TENFOLD CORPORATION

                         By:   /s/ Gary D. Kennedy
                              ----------------------
                              Gary D. Kennedy
                              President

                         Address:   180 West Election Road, Ste 100
                                    Draper, UT  84020



SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

                         PURCHASER:

                         WINTER HARBOR, L.L.C.

                         By: FIRST MEDIA, L.P., Manager

                         By: FIRST MEDIA CORPORATION,
                             its sole general partner



                         By:   /s/ Ralph W. Hardy Jr.
                               -------------------------
                         Name:     Ralph W. Hardy Jr.
                               -------------------------
                         Title:     Secretary
                               -------------------------

                              11400 Skipwith Lane
                              Potomac, Maryland  20854



SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT